UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2024 (December 20, 2023)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on August 31, 2023 (the “August 8-K”, on August 24, 2023, (i) the Company and its subsidiary borrower (the “Mezz Borrower”) under the Amended and Restated Mezzanine Loan Agreement (the “Mezz Loan Agreement”), dated as of December 22, 2020, by and among the Mezz Borrower and TPHS Lender II LLC, as lender (“Mezz Lender”) and administrative agent thereunder, and (ii) the Company, as borrower under the Credit Agreement, dated as of December 19, 2019 (as amended, the “CCF”), by and between the Company, certain of its subsidiaries, as guarantors, and TPHS Lender LLC, as initial lender (the “CCF Lender”) and administrative agent, each entered into a forbearance agreement, pursuant to which each of the Mezz Lender and CCF Lender agreed to forbear from exercising its rights and remedies with respect to certain specified defaults described in the August 8-K, until the earliest of December 31, 2023 and the occurrence of certain other specified events described in the August 8-K (the “Prior TPHS Lender Forbearance Periods”). In addition, as previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2023 (the “September 8-K”), on September 6, 2023, Trinity Place Holdings Inc. (the “Company”) and its subsidiary borrower (the “Mortgage Borrower”) under the Master Loan Agreement, dated as of October 22, 2021 (the “Mortgage Loan Agreement”), by and between the Mortgage Borrower and Macquarie PF Inc., as lender and administrative agent (the “Mortgage Lender”), entered into a forbearance agreement effective as of September 1, 2023, pursuant to which, among other things, the Mortgage Lender agreed to forbear from exercising its rights and remedies with respect to certain specified defaults described in the September 8-K, until the earliest of December 20, 2023 and the occurrence of certain other specified events described in the September 8-K (the “Mortgage Loan Forbearance Period”).

On December 20, 2023, the Mortgage Lender agreed to extend the Mortgage Loan Forbearance Period to January 31, 2024; provided that the extended Mortgage Loan Forbearance Period will only apply to the extent that the Company has filed the preliminary consent solicitation materials with the SEC in connection with the solicitation of the vote or consent of the Company’s shareholders in respect of certain proposed transactions with the CCF Lender and/or its affiliates, on the terms set forth in a non-binding term sheet, on or prior to January 5, 2024 (the “Mortgage Loan Forbearance Agreement”). In addition, on December 22, 2023, the Mezz Lender and CCF Lender agreed to extend the Prior TPHS Lender Forbearance Periods to January 31, 2024; provided that the extended forbearance periods will only apply to the extent and for so long as the Mortgage Lender is also forbearing pursuant to the terms of the Mortgage Loan Forbearance Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: January 2, 2024	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer